___________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 15, 1999


                  AMRESCO Residential Securities Corporation
        -------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                   333-30759                  75-2620414
  -----------------------          ---------               ----------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
    Of Incorporation)             File Number)            Identification No.)



    700 North Pearl Street,
      Suite 2400, LB #342                                       75201
         Dallas, Texas
         -------------                                        ----------
(Address of Principal Executive                               (Zip Code)
           Offices)


      Registrant's telephone number, including area code: (214) 953-7700


                                   No Change
            -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     Filed concurrently herewith under Form SE are certain materials (the "Collateral Term Sheets") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Mortgage Loan Pass-Through Certificates (the "Certificates"). If the Certificates are publicly offered, they will be offered pursuant to a prospectus, as supplemented by a related prospectus supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), subsequent to the filing of this Current Report. The Certificates, if issued and publicly offered, would be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-30759) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement solely with respect to the Certificates, subject to the issuance and public offering of the Certificates.

     The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Collateral Term Sheets are based to the Underwriter) in the preparation of the Collateral Term Sheets.

     Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in any subsequently filed Collateral Term Sheets with respect to the Certificates, and the statements and information contained in all such Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by the Prospectus.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            99.2       Collateral Term Sheets
                       filed on Form SE dated October 15, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMRESCO RESIDENTIAL SECURITIES CORPORATION



                                             By:  /s/ Karen H. Cornell
                                                   Name:  Karen H. Cornell
                                                   Title:  Assistant Secretary



Dated:  October 19, 1999



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                                 EXHIBIT INDEX



Exhibit No.          Description                             Page No.
-----------          -----------                             --------

99.2                 Collateral Term Sheets                     P

                    Exhibit 99.2 Collateral Term Sheets (P)

                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]